UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

ClearThink 1 Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43139	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

William Brock

Chief Executive Officer

ClearThink 1 Acquisition Corp.

150 E. Palmetto Park Road, Suite 202

Boca Raton, Florida 33432

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 358-3696

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-fifth of one Class A ordinary share	CTAAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	CTAA	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-fifth (1/5) of one Class A ordinary share	CTAAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed on a Current Report on Form 8-K dated February 23, 2026, on February 25, 2026, ClearThink 1 Acquisition Corp. (the “Company”) consummated the initial public offering (the “IPO”) of 12,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share (“Ordinary Share”) and one right to receive one-fifth of an Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $125,000,000.

As of February 25, 2026, a total of $125,000,000 of the proceeds from the IPO and the private placement with ClearThink 1 Sponsor LLC, the Company’s sponsor, consummated simultaneously with the closing of the IPO, were deposited in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”).

In addition, on February 26, 2026, the IPO underwriter partially exercised its over-allotment option for 15,000 Units, generating additional gross proceeds to the Company of $150,000. Such proceeds, consisting of the entirety of the proceeds received by the Company after deduction for commissions from the IPO, plus additional funds from the private placement, were deposited in the Trust Account.

An audited balance sheet as of February 25, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the private placement is included with this report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Balance Sheet dated February 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTHINK 1 ACQUISITION CORP.

By:	/s/ William Brock
Name:	William Brock
Title:	Chief Executive Officer

Dated: March 3, 2026